UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Under Rule 14a-12

FULGENT GENETICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒      No fee required

☐      Fee paid previously with preliminary materials

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

March 29, 2022

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders (“Annual Meeting”) of Fulgent Genetics, Inc. to be held at our offices at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on Wednesday, May 18, 2022, at 9:00 a.m. Pacific Time.

Details regarding the meeting, the business to be conducted at the meeting, and information about Fulgent Genetics, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, four persons will be elected to our board of directors.  In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, to approve the compensation of our named executive officers, as disclosed in this proxy statement, and to vote on the frequency of holding an advisory vote on the compensation of our named executive officers.  Our board of directors recommends the approval of each of the first three proposals and a vote for a frequency of voting on executive compensation every year.  Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet.  This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 1, 2022 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2022 Annual Meeting of Stockholders and our 2021 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, we hope you will vote promptly.  Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Fulgent Genetics, Inc.  We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Ming Hsieh
Ming Hsieh
President and Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

March 29, 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 A.M. PACIFIC TIME

DATE: WEDNESDAY, MAY 18, 2022

PLACE: 4401 SANTA ANITA AVENUE, SUITE 214, EL MONTE, CA 91731

PURPOSES:

1.	To elect four directors to serve one-year terms expiring in 2023;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;
4.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and
5.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Fulgent Genetics, Inc. common stock at the close of business on March 24, 2022. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our offices located at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731.

All stockholders are cordially invited to attend the Annual Meeting.  Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.  If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Ming Hsieh
Ming Hsieh
President and Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2022

This proxy statement, along with the accompanying notice of 2022 Annual Meeting of Stockholders, contains information about the 2022 Annual Meeting of Stockholders of Fulgent Genetics, Inc., including any adjournments or postponements of the 2022 Annual Meeting.  We are holding the 2022 Annual Meeting at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on Wednesday, May 18, 2022, at 9:00 a.m. Pacific Time.

In this proxy statement, we refer to Fulgent Genetics, Inc. as “Fulgent,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the 2022 Annual Meeting.

On or about April 1, 2022, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2022 Annual Meeting of Stockholders and our 2021 Annual Report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2022

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2021 annual report to stockholders are available for viewing, printing and downloading at www.envisionreports.com/FLGT. To view these materials please have your 15-digit control numbers available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2021, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.fulgentgenetics.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Joyce Zhang, Director of Financial Reporting, at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (“Board” or “Board of Directors”) is soliciting your proxy to vote at the 2022 annual meeting of stockholders to be held at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on Wednesday, May 18, 2022, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting, which we refer to as the annual meeting (“Annual Meeting”).  This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“Annual Report”) because you owned shares of our common stock on the record date, March 24, 2022.  We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 1, 2022.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”) we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources.  If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice.  Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet.  If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who May Vote?

Only stockholders of record at the close of business on March 24, 2022 will be entitled to vote at the Annual Meeting.  On this record date, there were 30,327,078 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on March 24, 2022 your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on March 24, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares.  Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting.  For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy.  All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone.  You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, whether your shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your shares should be voted for, against or abstain with respect to each of the other proposals.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below.  Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•

By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 9:00 a.m. Pacific Time on May 18, 2022.

Once you have submitted your proxy by telephone, on the Internet or by mail, you may revoke it at any time before it is voted at the Annual Meeting by taking any one of the following actions:

•	Later-Dated Vote. You may revoke a previously-submitted proxy by submitting a later-dated vote by telephone, on the Internet, by mail or in person at the Annual Meeting.
•

Written Notice.  You may also revoke a previously-submitted proxy by sending or otherwise delivering a written notice of revocation to the attention of our Corporate Secretary at the address of our principal executive offices.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record.  You must follow the instructions of the holder of record in order for your shares to be voted.  Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.  If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our Board of Directors recommends that you vote as follows:

☐	“FOR” the election of the nominees for director;
☐	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
☐	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and
☐	“1 Year” for the frequency of holding an advisory vote on the compensation of our named executive officers.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment.  At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting.  You may change or revoke your proxy in any one of the following ways:

☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
☐	by re-voting by Internet or by telephone as instructed above;
☐	by notifying Fulgent Genetics, Inc.’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

☐

by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.  You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name.  Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you.  Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee.  This ensures your shares will be voted at the Annual Meeting and in the manner you desire.  A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected.  You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees.  Votes that are withheld will not be included in the vote tally for the election of the directors.  Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors.  As a result, any shares not voted by a customer will be treated as a broker non-vote.  Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.  If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.  We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.  However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022, our Audit committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.  As a result, any shares not voted by a customer will be treated as a broker non-vote.  Such broker non-votes will have no effect on the results of this vote.  Although the advisory vote is non-binding, the Compensation committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers

The frequency of holding an advisory vote on the compensation of our named executive officers — every year, every two years or every three years — receiving the majority of votes cast will be the frequency approved by our stockholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.  As a result, any shares not voted by a customer will be treated as a broker non-vote.  Such broker non-votes, as well as abstentions, will have no effect on the results of this vote.  Although the advisory vote is non-binding, the Compensation committee and our Board of Directors will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.  In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the Annual Meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 41 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director” our decision on how frequently we will include a stockholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies, including the costs of preparing, printing, assembling and mailing this proxy statement, the Annual Report, the accompanying proxy card for the Annual Meeting and any additional proxy materials we may furnish to stockholders. Solicitations will be made primarily through the delivery of our proxy materials to stockholders and the availability of these materials on the Internet, but our directors and employees may solicit proxies in person or by telephone, fax or email.  We will pay these employees and directors no additional compensation for these services. In addition, we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies.  We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on Wednesday, May 18, 2022, at 9:00 a.m. Pacific Time. You need not attend the Annual Meeting in order to vote.

All stockholders that owned our common stock at the close of business on the record date, or their duly appointed proxies, may attend the Annual Meeting in person. If you elect to attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, to gain admission. Additionally, if your shares are held in street name, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the record date for the Annual Meeting, as well as a legal proxy issued in your name from the broker, bank or other nominee that holds your shares. Contact your broker, bank or other nominee to obtain these items.

Submitting your proxy before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting, and you are encouraged to vote by proxy before the Annual Meeting to ensure your vote will be counted. However, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to do so, you must give oral notice of your intention to vote in person to the inspector of elections of the Annual Meeting and submit a completed ballot at the Annual Meeting reflecting your new vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Fulgent Genetics, Inc.’s stockholders live in your household.  This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice.  Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our corporate secretary at: 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731 or 626-350-0537.  If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your Notice or proxy card;
•	following the instructions provided when you vote over the Internet; or
•	going to www.envisionreports.com/FLGT and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information known to us regarding the beneficial ownership of our common stock as of March 24, 2022, for:

•	each of our directors and director nominees;
•	each of our executive officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who beneficially owns more than 5% of our common stock.

We have determined beneficial ownership in accordance with applicable SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to stock options, restricted stock units or other derivative securities held by that person that are currently exercisable or convertible or that will become exercisable or convertible within 60 days after March 24, 2022, but we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. We calculated percentage ownership based on 30,327,078 shares of common stock outstanding as of March 24, 2022. Except as otherwise indicated by the footnotes below, we believe, based on information furnished or otherwise available to us, that the persons named in the table below have sole voting and sole investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property or similar laws. The information in the table below is not necessarily indicative of beneficial ownership for any other purpose and the inclusion of any shares in this table does not constitute an admission of beneficial ownership of the shares.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent of Class
Directors and Executive Officers:
Ming Hsieh(1)	7,897,115	26.04%
John Bolger(2)	813	*
Linda Marsh(3)	16,437	*
Yun Yen(4)	1,250	*
Paul Kim(5)	67,386	*
Han Lin Gao(6)	808,032	2.66%
Jian Xie(7)	156,299	*
All directors and executive officers as a group (seven persons)	8,947,332	29.50%
Other 5% Stockholders:
BlackRock, Inc.(8)	3,421,251	11.28%

*Represents beneficial ownership of less than 1%.

(1)

Consists of (i) 7,895,115 shares of our common stock, of which, 6,760,733 shares of our common stock are pledged as security, held of record by The Ming Hsieh Trust, over which Mr. Hsieh possesses sole voting and dipositive power as the trustee, and (ii) 2,000 shares of our common stock held of record by minor children under Uniform Transfers to Minors Act accounts, over which Mr. Hsieh possesses sole voting and dispositive power as the sole custodian of the accounts.

(2)

Consists of (i) 313 shares of our common stock subject to stock options granted to Mr. Bolger that will become exercisable within 60 days after March 24, 2022, and (ii) 500 shares of our common stock subject to restricted stock unit awards granted to Mr. Bolger that will vest and settle within 60 days after March 24, 2022.

(3)

Consists of (1) 15,973 shares of our common stock subject to stock options granted to Ms. Marsh that are currently exercisable or will become exercisable within 60 days after March 24, 2022, and (ii) 500 shares of our common stock subject to restricted stock unit awards granted to Ms. Marsh that will vest and settle within 60 days after March 24, 2022.

(4)	Consists of 1,250 shares of our common stock subject to stock options granted to Dr. Yen that will become exercisable within 60 days after March 24, 2022.
(5)

Consists of (i) 61,449 shares of our common stock held of record by Mr. Kim, and (ii) 5,937 shares of our common stock subject to restricted stock unit awards granted to Mr. Kim that will vest and settle within 60 days after March 24, 2022.

(6)

Consists of (i) 806,220 shares of our common stock, of which, 800,000 shares of our common stock are pledged as security, held of record by Dr. Gao and (ii) 1,812 shares of our common stock subject to a restricted stock unit award granted to Dr. Gao that will vest and settle within 60 days after March 24, 2022.

(7)

Consists of (i) 139,737 shares of our common stock held of record by Mr. Xie, and (ii) 16,562 shares of our common stock subject to restricted stock unit awards granted to Mr. Xie that will vest and settle within 60 days after March 24, 2022.

(8)

Consists of 3,421,251 shares of our common stock held of record by BlackRock, Inc., based on an amended Schedule 13G filed by BlackRock, Inc. with the SEC on January 27, 2022 and reflecting information as of December 31, 2021 According to such Schedule 13G, the address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our Board of Directors accepted the recommendation of the Nominating committee (defined below) and voted to nominate Ming Hsieh, John Bolger, Yun Yen, M.D., Ph.D., F.A.C.P., and Linda Marsh for election at the Annual Meeting for a term of one year to serve until the 2023 Annual Meeting of stockholders, and until their respective successors have been elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which such individual was or is selected as a director of our Company.

Set forth below and following are the names of the persons nominated for election as directors, their biographical summaries, their ages as of May 1, 2022, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of May 1, 2022.  Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Ming Hsieh	66	President, Chief Executive Officer and Chair of the Board
John Bolger	75	Director
Yun Yen, M.D., Ph.D., F.A.C.P.	67	Director
Linda Marsh	72	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Fulgent Genetics, Inc., either directly or indirectly.  Based upon this review, our Board has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”): John Bolger, Yun Yen, M.D., Ph.D., F.A.C.P., and Linda Marsh.

Ming Hsieh, our founder, served as the manager of our predecessor, Fulgent Therapeutics LLC (“Fulgent LLC”), from its inception in June 2011 until September 2016, was appointed as our director, President and Chief Executive Officer upon our incorporation in May 2016 and was appointed as Chair of our Board in September 2016 in connection with our initial public offering. Prior to founding our Company, Mr. Hsieh served as Chief Executive Officer, President and Chairperson of the board of directors of Cogent, Inc., a biometric identification services and products company he co-founded in 1990, which was acquired by 3M in 2010. Prior to his tenure at Cogent, Mr. Hsieh founded and served as Vice President of AMAX Technology from 1987 to 1990. Mr. Hsieh currently serves on the board of directors of Fortinet, Inc., a network security company traded on the Nasdaq Global Select Market. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from the University of Southern California in 1984, as well as honorary doctoral degrees from the University of Southern California in 2010 and the University of West Virginia in 2011. Mr. Hsieh has served as a trustee at the University of Southern California since 2007 and at Fudan University in China since 2011. In 2015, Mr. Hsieh was elected to the National Academy of Engineering. In 2017, Mr. Hsieh was elected to the National Academy of Inventors. Mr. Hsieh was selected to serve on our Board based on his extensive management experience, his knowledge of our business, culture and operations as our founder, his engineering expertise and his service for and leadership of our Company since inception.

John Bolger was appointed as a member of our Board in September 2016 in connection with our initial public offering. For the past nine years, Mr. Bolger has been retired and has operated as a private investor. Mr. Bolger has also served as a director of Tintri Inc., a virtual machine-aware storage solution company, from January 2016 to 2018. Mr. Bolger has extensive public company board and audit committee experience, having served as a director and audit committee chair of the following publicly traded companies for various terms during the period from 1993 to 2010: Integrated Device Technology, Inc., Sanmina Corp., Data Race, Inc., TCSI, Inc., Integrated Systems, Inc., Wind River Systems, Inc., Mission West Property, Inc., Cogent, Inc., Micromuse, Inc., JNI Corporation, Mattson Technology and McAfee Associates, Inc. Mr. Bolger also served as Vice President, Chief Financial and Administrative Officer of Cisco Systems, Inc., a manufacturer of computer networking systems, from 1989 to 1992. Mr. Bolger received a B.A. from the University of Massachusetts and an M.B.A. from Harvard University and he is a Certified Public Accountant. Mr. Bolger was selected to serve on our Board based on his more than 30 years of accounting and financial expertise, as well as his extensive public company board and senior management experience.

Yun Yen, M.D., Ph.D., F.A.C.P., is a founder of our genetic testing business and was appointed as a member of our Board in September 2016 in connection with our initial public offering. Dr. Yen serves as an Adjunct Professor at Case Western Reserve University and California Institute of Technology, as well as an Emeritus President at Taipei Medical University in Taiwan. Dr. Yen’s prior experience includes service as the Allen and Lee Chao Endowed Chair in Developmental Cancer Therapeutics at the City of Hope Comprehensive Cancer Center from 2008 until 2014, Chair of the City of Hope’s Molecular Pharmacology Department, Interim Chair at the City of Hope Medical Oncology, and Associate Director for Translational Research at the City of Hope Comprehensive Cancer Center from 2005 until 2014. Dr. Yen holds memberships or fellowships in numerous professional organizations, including National Academy of Inventors, Russian Academy of Engineering, and American Association for the Advancement of Science, and has published more than 300 peer-reviewed journal articles. Dr. Yen received a M.D. from Taipei Medical College in 1982 and a Ph.D. in Pathology and Cell Biology from Thomas Jefferson University in 1988. Dr. Yen was selected to serve on our Board based on his extensive expertise within the life sciences field, as well as his educational and professional background.

Linda Marsh was appointed to serve on our Board in August 2019. In 1999, Ms. Marsh joined AHMC Healthcare Inc., a fully integrated hospital system located in California.  Serving as the Senior Executive Vice President since 2015, Ms. Marsh oversees all matters pertaining to finance, operations, contracting and government affairs for the company’s nine acute care hospitals.  With over 1,400 acute care beds and over 7,000 employees, the AHMC hospitals include Alhambra Hospital, Anaheim Regional Medical Center, Doctors Hospital of Riverside, Garfield Medical Center, Greater El Monte Community Hospital, Monterey Park Hospital, San Gabriel Valley Medical Center, Seton Medical Center and Seton Medical Coastside, and Whittier Hospital Medical Center. In addition to running hospitals, Ms. Marsh’s current portfolio of responsibility includes operating a Management Services Organization that supports an extensive book of managed care capitation of well over 200,000 lives. Ms. Marsh has also been a member of the board of directors of Apollo Medical Holdings, Inc. since January 2019. She has been a member of the board of directors of Apollo Medical Holdings, Inc. since January 2019. Apollo is a leading physician-centric integrated population health management company, whose subsidiaries include a Next Generation Accountable Care Organization and Independent Physician Associations.  Ms. Marsh is also a board member of the Hospital Association of Southern California, a board member of Private Essential Access Community Hospitals and a board member of the American Red Cross. She is an active member in the Healthcare Financial Management Association; and chairs or is a participating member of numerous hospital governing boards, hospital committees and community organizations. Ms. Marsh earned a Bachelor of Science degree in Economics, a Master’s degree in Accounting from the University of Southern California, and completed a Healthcare Executive Program at the University of Colorado. Ms. Marsh was selected to serve on our Board based on her extensive expertise within the healthcare field, as well as her educational and professional background.

Committees of our Board of Directors and Meetings

Meeting Attendance.  During the fiscal year ended December 31, 2021 there were seven meetings of our Board of Directors, and the various committees of our Board of Directors met a total of fourteen times. No director attended fewer than 75% of the total number of meetings of our Board of Directors and of committees of our Board of Directors on which he or she served during fiscal 2021. None of our directors attended our Annual Meeting of stockholders held in 2021. Our Board of Directors has since adopted a policy in which members of our board are strongly encouraged to attend our annual meetings of stockholders.

Audit committee.  Our Audit committee met five times during the fiscal year ended December 31, 2021.  This committee currently has three members, Mr. Bolger (Chairperson), Dr. Yen, and Ms. Marsh.  Our Audit committee’s role and responsibilities are set forth in the Audit committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm.  In addition, the Audit committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits and oversees matters relating to our Code of Conduct and Whistleblower policy.  All members of the Audit committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees.  Our Board of Directors has determined that Mr. Bolger is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit committee set forth elsewhere in this proxy statement.

A copy of the Audit committee’s written charter is publicly available in the “Corporate Governance” tab in the “Investor Relations” section of our website at www.fulgentgenetics.com.

Compensation committee.  The Compensation committee met six times during 2021. The Compensation committee is responsible for the oversight and administration of the compensation and benefit plans of the Company and determines compensation for directors, executive officers and senior management and manages the 2016 Omnibus Incentive Plan. The Board has determined that each member meets the independence standards of Nasdaq.

The firm of USI Insurance Services (“USI”) is engaged directly by the Compensation committee to provide consulting services to this committee on matters relating to the compensation of named executive officers and directors. USI is engaged by the Compensation committee to provide:

•	market pay data and related analysis;
•	timely and relevant information on industry and peer group pay practices;
•	guidance on alternative approaches to delivering compensation to executive officers and directors consistent with the Board’s compensation philosophies and objectives;
•	modeling of financial and compensation impact of pay plan alternatives;
•	current and projected values for each element of compensation delivered to executive officers;
•	technical briefings on statutes and regulations impacting executive compensation and related compliance;
•	support as required in preparing plan documents, agreements and disclosures; and
•	administrative support relating to maintaining reports, documents, and analysis.

USI provides services and performs work under the direction of the Compensation committee Chairperson. The Compensation committee Chairperson provides instruction to USI on the nature and scope of work to be performed and authorizes or is made aware of any work performed or communications with management or the staff of the Company.

In addition, Ming Hsieh, President and Chief Executive Officer, recommends to the Compensation committee base salary, target bonus levels, and long-term incentive grants for our executive officer group (other than himself). Mr. Hsieh makes these recommendations to the Compensation committee based on guidelines provided by this committee, and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

Please also see the report of the Compensation committee and the section entitled “Compensation” set forth elsewhere in this proxy statement.

A copy of the Compensation committee’s written charter is publicly available in the “Corporate Governance” section of the “Investor Relations” tab of our website at www.fulgentgenetics.com.

Nominating and Governance Committee. Our Nominating and Governance Committee (“Nominating committee”) met three times during fiscal 2021 and has three members, Dr. Yen (Chairperson), Mr. Bolger, and Ms. Marsh.  Our Board of Directors has determined that all members of the Nominating committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.  The Nominating committee’s responsibilities are set forth in the Nominating committee’s written charter.

Nominations for Members of our Board and Diversity Matters

Generally, our Nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources.  Once identified, the Nominating committee will evaluate a candidate’s qualifications.  Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity objectives, the extent to which the candidate would fill a present need on our Board of Directors, and concern for the long-term interests of our stockholders. To this end, our corporate governance guidelines provide that no director should hold more than three public company directorships and our Chief Executive Officer and other Board members who are employed full-time should not hold more than two public company directorships. Further, our nominating committee is responsible for regularly evaluating the performance of each director then-serving on the Board and the Board as a whole, and considers the results of this evaluation in determining the candidates to recommend to the Board as director nominees.

We are committed to our efforts to provide equal opportunity in employment and in our core belief that our stockholders are better served when we commit to diversity and inclusion at all levels of our organization, including our Board of Directors, senior management and rank and file staff. Our Nominating committee strives to assemble a Board of Directors that brings a variety of perspectives and skills derived from diverse business and professional experience and considers individuals from various disciplines and backgrounds in recommending director nominees. We also request that both candidates for our Board and our current Board members self-identify their diversity characteristics.

Board Diversity Matrix (As of May 1, 2022)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Other than as described above, there are no stated minimum qualifications for director nominees, and the Nominating committee may consider these factors and any other factors as it deems appropriate. The Nominating committee does, however, review the activities and associations of each potential candidate in an effort to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board. Additionally, the Nominating committee recognizes that applicable Nasdaq rules provide that at least one member of our Board must meet the criteria for an “audit committee financial expert” as defined by SEC rules, at least a majority of the members of our Board must qualify as independent directors under applicable Nasdaq rules, and the members of certain of our Board committees must satisfy enhanced independence and financial expertise requirements under applicable Nasdaq and SEC rules. The Nominating committee may establish additional or different qualifications for Board membership in the future, and the Nominating committee is responsible for assessing the appropriate balance of qualifications required of Board members.

The Nominating committee may consider and evaluate candidates at any point during the year. In connection with each annual meeting of our stockholders, the Nominating committee recommends to our Board certain director nominees for election at the annual meeting by our stockholders, and the Board then selects its director nominees based on its determination, using the recommendation and other information provided by the Nominating committee, of the suitability of all director candidates, individually and in the aggregate, to serve as directors of our Company.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.  Any such recommendation should be made in writing to the Nominating committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•

a statement whether the proposed nominee, if elected, intends to tender a resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Bylaws;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

ESG Oversight

Our Nominating committee also oversees, reviews and considers our efforts on ESG matters. These efforts have included evaluating and disclosing details around our greenhouse gas emissions, taking steps to actively reduce our resource footprint, adopting emission reduction targets and goals, increasing the quality of our employee training and engagement, expanding and clarifying our views on human rights and labor rights, and implementing new policies that govern climate change and health and safety.  These matters are further reviewed, discussed and publicly available under the “Policy” tab of the “Investor Relations” section of our website at www.fulgentgenetics.com.

A copy of the Nominating Committee’s written charter is also publicly available in the “Corporate Governance” tab of the “Investor Relations” section of our website at www.fulgentgenetics.com.

Corporate Policies

Our Nominating committee also oversees our efforts with respect to other corporate governance policies, such as our Insider Trading Policy and Corporate Governance Guidelines.  Our Chief Financial Officer serves as our compliance officer for our Insider Trading Policy.

Compensation Committee Interlocks and Insider Participation

Our Compensation committee has three members, Linda Marsh (Chairperson), John Bolger, and Yun Yen, M.D., Ph.D., F.A.C.P. No member of our Compensation committee in 2021 was at any time during 2021 or at any other time an officer or employee of ours. None of our executive officers currently serve, or has served during the last completed fiscal year, on the Compensation committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation committee. Please refer to “Certain Relationships and Related Transactions” for information regarding Ms. Marsh.

Board Leadership Structure and Role in Risk Oversight

Our Board is chaired by Mr. Hsieh. We believe having a single person serve as both Chair of our Board and Chief Executive Officer of our Company is the most effective leadership structure for us at this time. We believe Mr. Hsieh is the director best situated to identify strategic opportunities and focus the activities of the Board on the matters most critical to our business and strategy due to his commitment to our Company. The Board also believes the combined role of Chair of our Board and Chief Executive Officer promotes effective execution of strategic initiatives and facilitates information flow between management and the Board.

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, cybersecurity, financial and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management.

In its risk oversight role, the Board and each of its committees regularly discusses, internally and with management, the material risks confronting our business, and considers the risks and vulnerabilities we face when granting authority to management and approving business strategies and particular transactions. As part of its oversight function, the Board also monitors the day-to-day risk management processes designed and implemented by our management and generally evaluates how our management operates our Company with respect to our risk exposures, in part through its committee structure as follows:

•	the Audit committee oversees management of risks relating to our financial reporting and accounting policies and any related party or conflict-of-interest transactions;
•	the Compensation committee oversees management of risks relating to our compensation practices and policies; and
•	the Nominating committee oversees management of risks relating to the composition of the Board, including the independence of our directors.

Our Board directly oversees our data privacy and information security efforts as we seek to mitigate risks of attacks to our systems and to comply with the various contractual and regulatory requirements regarding the data and information we may obtain in the course of providing our testing products and services. These Board efforts include periodic evaluations of security risks and potential security risks to our organization and periodically reviewing processes and procedures and technology solutions implemented by our management in response to these risks.

We believe our Board committees, which are all comprised solely of independent directors and which meet regularly without members of management present, and their roles in the Board’s performance of its risk oversight function provide an appropriate level of independent oversight (including risk oversight) of our management, even in light of the Board’s current leadership structure, consisting of a single person serving as both Chair of our Board and Chief Executive Officer of our Company.

Stockholder Communications to our Board of Directors

Generally, Stockholders who have questions or concerns should contact our Investor Relations team as indicated in the “View contacts” section of the “Investor Relations” page on our website. Stockholders may communicate with the Board by sending a letter to the attention of our Corporate Secretary at the address of our principal executive offices. Any such communication must set forth the name and address of the stockholder on whose behalf the communication is sent and indicate whether the communication is intended for the full Board, the non-employee directors as a group or an individual director. The Corporate Secretary, or his or her designee, may review any such communication before forwarding it to its intended recipient(s), and may choose not to forward any communication that is unrelated to the duties and responsibilities of the Board or unduly hostile, threatening, illegal, similarly unsuitable or otherwise inappropriate for Board consideration. Items that are unrelated to the duties and responsibilities of our Board of Directors and that may be excluded, include:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.

Appropriate communications will be forwarded to the Board or the identified director(s) on a periodic basis. Any communications that concern accounting, internal control over financial reporting or auditing matters will be handled in accordance with procedures adopted by the Audit committee for such communications.

Executive Officers

The names of our current executive officers, their ages as of May 1, 2022, and their positions are shown in the table below. Each executive officer’s employment with the Company is “at-will” and may be terminated at any time without any advance notice and for any reason or no reason at all. There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was or is selected as an officer of our Company, and, except with respect to Ming Hsieh and James Xie, there are no family relationships between any nominees and any executive officers of our Company. Biographical summaries of each of our executive officers who are not also members of our Board are also set forth below.

Name of Executive Officer	Age	Position(s) and Officer(s)
Ming Hsieh	66	President, Chief Executive Officer and Chair of the Board
Paul Kim	54	Chief Financial Officer
Han Lin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	55	Chief Scientific Officer and Laboratory Director
Jian Xie	56	Chief Operating Officer

Mr. Hsieh serves as a member of our Board, and his background is described above.

Paul Kim has served as our Chief Financial Officer since January 2016. Prior to his service for us, Mr. Kim was retired from 2011 until 2015 and served as Chief Financial Officer of Cogent, Inc., a biometric identification services and products company, from January 2004 until 2011. Mr. Kim’s past experience also includes service as the Chief Financial Officer of JNI Corporation, a publicly traded storage area network technology company, from September 2002 until December 2003, as Vice President, Finance and Corporate Controller at JNI from October 1999 to August 2002 and as Vice President of Finance and Administration for Datafusion Inc., a privately held software development company, from January 1998 until October 1999. From April 1996 to January 1998, Mr. Kim was the Corporate Controller for Interlink Computer Sciences, Inc., a publicly traded enterprise software company. From January 1990 to April 1996, Mr. Kim worked for Coopers and Lybrand L.L.P., leaving as an audit manager. Mr. Kim received a B.A. in Economics from the University of California at Berkeley in 1989 and is a Certified Public Accountant.

Han Lin (Harry) Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G. is a founder of our genetic testing business, has served as Fulgent LLC’s Laboratory Director since February 2012, was appointed as Fulgent LLC’s Chief Scientific Officer in January 2016 and was appointed as our Chief Scientific Officer and Laboratory Director in September 2016. Dr. Gao’s prior experience includes service as Laboratory Director of both the DNA Sequencing Core Laboratory and Clinical Molecular Diagnostics Laboratory at City of Hope from 2004 until 2013. Dr. Gao completed his clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School in 2004 prior to joining City of Hope. Dr. Gao received an M.S. in Immunology and an M.D. from Peking University and Inner Mongolia University for Nationalities in China in 1993 and 1990, respectively, as well as a Ph.D. in Microbiology, Immunology and Medical Genetics from The Ohio State University in 2001. Dr. Gao is board certified in clinical molecular genetics by the American Board of Medical Genetics, is a Fellow of the American College of Medical Genetics and Genomics and serves as a team leader for laboratory inspections by the College of American Pathologists.

Jian Xie, a co-founder of Fulgent Genetics, Inc., is our Chief Operating Officer, a position he has held since April 2018. Prior to Mr. Xie’s service as our Chief Operating Officer, he served as our Vice President of Bioinformatics, a position he held since inception. Prior to joining Fulgent, Mr. Xie served as the Senior Vice President of Cogent Inc., a publicly traded biometric identification service and product company from 1996 until 2011. As Chief Operating Officer of Fulgent, Mr. Xie is responsible for managing all global operations, product vision and product engineering. He is focused on unifying all departments to maximize efficiency, drive sustainable growth and inspire continuous innovation. He received his B.A. in Engineering from Chongqing University in 1987 and has both an M.S. in Industrial Engineering and an M.S. in Computer Science from the University of New South Wales in 1992.

COMPENSATION

Executive Summary

Corporate Highlights

In 2021, we continued to expand our current genetic business and capabilities through our investments in Helio Health and our strategic acquisition of CSI Laboratories, all while continuing to deliver on our COVID business through Delta and Omicron surges.

In recent years, we have also experienced significant compound annual revenue growth and market capitalization expansion, including core revenue growth of 234% year-over-year in the fourth quarter of 2021. We completed 2021 with $935.5 million in cash, cash equivalents and marketable securities, despite the $81.9 million in cash outlays for 2021 acquisitions and investments. For a full discussion of our financial performance during the periods indicated below, please refer to the Annual Report and our other Annual Reports on Form 10-K filed with the SEC.

Annual Core Revenue ($M)[1]

as of December 31,

+94%
CAGR
$32.5
$36.5
$122.6
2019
2020
2021

(1)	Core Revenue in 2021 includes NGS COVID-19 test volume, which is excluded from Core Revenue beginning Q1 2022

Annual Total Revenue ($M)

as of December 31,

+453%
CAGR
$32.5
$421.7
$992.6
2019
2020
2021

Market Capitalization Expansion ($M)
as of December 31,
$277
$1,468
$3,034
2019
2020
2021
Over 10x
Expansion

Performance Graph

The below graph matches the Company’s cumulative 5-year total stockholder return on common stock with the cumulative total returns of the Standard & Poor’s 500 index (S&P 500 Index), the NASDAQ Composite index (symbol: ^IXIC), and the NASDAQ Biotechnology Index (symbol: ^NBI). The graph tracks the performance of a $100 investment in our common stock and in each index (with the reinvestment of all dividends) from December 31, 2016 to December 31, 2021. The returns shown are based on historical results and are not intended to suggest future performance.

COMPARISON OF CUMULATIVE 5-YEAR TOTAL RETURN*

FULGENT GENETICS, INC. COMMON STOCK

Among Fulgent Genetics, Inc., the S&P 500 Index, the

NASDAQ Composite Index, and the NASDAQ Biotechnology Index

*$100 invested on December 31, 2016 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

Compensation Philosophies and Objectives

The goal of our executive compensation philosophy is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Guiding principles that influence the structure and level of compensation for executive officers are:

•	The executive management team should be rewarded as a group for the financial performance of the Company, and also rewarded for individual performance;
•

The level of total compensation opportunity for each individual executive officer should reflect the relative level of job responsibility, market pay, and expected impact on the current and long-term performance of the Company;

•

A significant portion of total direct compensation should be at risk, with the opportunity for executive officers to earn correspondingly meaningful and competitive amounts of compensation relative to performance that drives growth in shareholder value;

•	Executive officers should be expected to retain a meaningful level of ownership in Company stock as a means of aligning the interests of management with those of shareholders;
•	Incentive compensation should be structured to focus management on achieving annual financial objectives in a manner that supports and drives the company’s long-term success and profitability; and
•

Elements of compensation other than direct pay, including perquisites, personal benefits, or protection agreements should serve a balance of interests among executives, the Company, customers, and shareholders.

Specifically, the objective is to target base salary at approximately the 50th percentile (i.e., median) of market pay. Variable incentive pay is earned based on performance that is measured over short-term and long-term periods. Target award levels are designed to deliver competitive total direct compensation (i.e., annual cash compensation plus long-term incentive compensation) in comparison to the Company’s peer group (refer to the subsection entitled “General Procedures and Benchmarking” below for a discussion of peer group composition and how market pay is defined for named executive officers).  Awards earned are dependent upon achievement of planned performance levels.

Named Executive Officers

This Compensation Discussion and Analysis provides information regarding our executive compensation programs for the following executive officers. These executive officers are also referred to in this Compensation Discussion and Analysis as our “named executive officers” or our “NEOs”.

Name of Executive Officer	Position
Ming Hsieh	President and Chief Executive Officer
Paul Kim	Chief Financial Officer
Han Lin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	Chief Scientific Officer and Laboratory Director
Jian Xie	Chief Operating Officer

As described in further detail in this Compensation section, our executive compensation program is designed to provide incentives to our executive officers that are financially sound and align the short-term and long-term interests of these executive officers with those of our stockholders.  Our executive compensation generally consists of three primary elements: salary, long-term time- and performance-based equity interests and an annual cash bonus opportunity based on corporate performance.

General Procedures and Benchmarking

The Compensation committee reviews all aspects of cash and long-term incentive compensation for executive officers pursuant to its committee charter.

Risk Assessment and Mitigation

In accordance with its established practice, the Compensation committee met in December 2021 and January 2022 to conduct its annual review of the Company’s compensation policies and practices to assess risks reasonably likely to have a material adverse effect on the Company. We believe that our current policies and practices do not promote excessive risk taking and adequately manage these risks which we believe are mitigated by the polices described below.

•

Insider Trading Policy: Our insider trading policy is distributed on an annual basis to all employees and to all new employees. This policy applies to our officers, directors, employees and consultants who may come into possession of material non-public information. This policy requires consent of a designated compliance officer prior to entry into any 10b5-1 trading plan and prohibits entry into any plan while in possession of material non-public information. Trades for our executive officers must also be precleared.

•

Hedging and Pledging: Our insider trading policy also prohibits future pledging and hedging shares of our common stock. We made a one-time exception to our hedging policy for our Chief Executive Officer to enter into a pre-paid forward contract with respect to 750,000 shares of our common stock in light of his long-term ownership of these shares and because these shares then represented less than 2.5% of our then issued and outstanding shares of common stock. We have also previously permitted exceptions to the prohibition on share pledges as noted in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

•

Claw-Back Policy: In March 2022, we adopted a “claw-back” or recoupment policy pursuant to which we may seek to recoup certain compensation, including equity compensation, from executive officers in the event the Compensation committee determines that an executive officer engaged in serious misconduct, or, in certain circumstances, this executive officer failed to supervise a subordinate employee who engaged in serious misconduct and this misconduct resulted in a material violation of law or a violation of a written Company policy that caused us significant financial or reputational harm.

•	Compensation Program Risk Management: Our Compensation committee believes that the following features of our executive compensation program help to mitigate risk.
•	Compensation mix (as described further below) consists if a balanced mix of short-term, medium-term, and long-term compensation.
•	Equity grants generally have extended vesting periods designed to encourage executives to value and focus on long-term performance.

•	Bonuses and performance milestones are determined on an annual basis in the discretion of the Compensation committee.
•	Caps on the maximum payment under our annual cash incentive plan and our stock incentive compensation plan.

Role of Chief Executive Officer

The Compensation committee seeks input and recommendations from Ming Hsieh, President and Chief Executive Officer, regarding base salary, target bonus levels, and long-term incentive grants for the executive officer group (other than himself). Mr. Hsieh makes these recommendations to the Committee based on guidelines provided by the Compensation Committee and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

Role of Compensation Consultant

The Compensation committee also retains an independent compensation consultant to assist in evaluating Mr. Hsieh’s recommendations and the Company’s executive compensation program. In 2021, USI, an independent human resources consulting firm, was retained to obtain benchmark data and assist in the design and development of the Company’s executive compensation. The Compensation committee has considered the independence of USI in light of SEC rules and Nasdaq listing standards. In connection with this process, the Compensation committee has reviewed, among other items, a letter from USI that addresses the independence of USI and the members of the consulting team serving the committee, including the following factors: (i) other services provided to the Company by USI, (ii) fees paid by the Company as a percentage of USI total revenue, (iii) policies and procedures of USI that are designed to prevent conflicts of interest, (iv) any business or personal relationships between members of the USI consultant team with members of the committee, (v) and stock of the Company owned by members of the USI consultant team or any immediate family members, and (vi) any business or personal relationships between the executive officers of the Company and members of the USI consultant team. The Compensation committee discussed these considerations and concluded that the work performed by USI and the members of the consulting team did not raise any conflicts of interest.

Benchmarking

The Compensation committee determines competitive levels of total compensation for executive officers by applying market pay data and prevalence of practice information provided by the compensation consultant to the Compensation committee. Market pay information is used by the Compensation committee to establish and maintain competitive levels of total direct compensation and to determine the level of pay actually delivered to each named executive officer. Market pay data is applied in setting target levels of:

•	base salary;
•	total cash compensation (i.e., base salary plus annual incentive awards); and
•	total direct compensation (i.e., total cash compensation plus targeted long-term incentive compensation).

The Compensation committee also relies on prevalent market practices in assessing the competitiveness and appropriateness of perquisites, personal benefits, deferred compensation, and payments in connection with events that may trigger payments or benefits to executive officers, such as a change-in-control.

The peer group market for the Company includes fourteen (14) diagnostics and research companies. The companies included in the peer group are identified by the compensation consultant and reviewed by the Compensation committee on an annual basis. Peer organizations are located within a multi-state geographic region and are of comparable market capitalization and revenue size to the Company. The median market capitalization of the peer group companies at December 31, 2021 was $2.7 billion (compared to the Company’s market capitalization of $3.0 billion). The peer group companies remain in the peer group each year to maintain a stable and consistent market pay measure, with additions and deletions occurring when required to assure comparability to the Company and to reflect mergers and acquisitions. The following list includes all peer group banks used for the current period:

Peer Company	Headquarters
CareDx Inc.	San Francisco, CA
Castle Biosciences Inc.	Friendswood, TX
Codexis	Redwood City, CA
Exact Sciences Corp.	Madison, WI
Invitae	San Francisco, CA
Meridian Bioscience	Cincinnati, OH
Myriad Genetics	Salt Lake City, UT
NanoString Technologies	Seattle, WA
Natera Inc.	Austin, TX
NeoGenomics Inc.	Fort Myers, FL
Pacific Biosciences of California	Menlo Park, CA
Quidel Corporation	San Diego, CA
Veracyte Inc.	South San Fransisco, CA
Vericel	Cambridge, MA

The compensation consultant provides the Compensation committee, on an annual basis, total direct compensation pay amounts delivered by the peer group to each named executive officer. The source of data applied in the market analysis is the annual proxy reports for each peer company. Market pay data is statistically summarized and presented for the CEO, CFO, and all other Executive Vice President level officers. Market pay data is summarized separately for base salary, total cash compensation, long-term incentive compensation, and total direct compensation.

The Compensation committee also uses industry pay data provided by the compensation consultant. This data is sourced from published compensation surveys that report the level of base salary and total cash compensation paid to executives in like positions by companies of comparable revenue size in comparable industries.

Market pay data from both the peer group and industry data sources are collectively a primary factor in the Compensation committee’s recommendations to the full Board on setting target levels of base salary, annual incentive awards, and long-term incentive awards; and are taken into account along with performance in determining base pay increases.

Elements of Executive Compensation

The elements of total compensation delivered to all or certain named executive officers, including potential payments or benefits include:

•	Base salary (refer to column (c) of Summary Compensation Table)
•	Annual incentive awards (refer to column (d) of Summary Compensation Table)
•	Long-term incentive compensation in the form of equity grants or awards (refer to column (e) of Summary Compensation Table)
•	Perquisites and personal benefits (refer to column (f) of Summary Compensation Table, and Payments or Benefits in Connection with Termination of Employment or Change-in-Control)
•	Severance and/or change-in-control agreements (refer to Payments or Benefits in Connection with Termination of Employment or Change-in-Control)

Base Salary

As discussed in the Compensation Philosophies and Objectives section, base salary is targeted at the median market base salary for each executive officer position. Market base salary is the primary determinant of target base pay levels, with internal equity or pay relationships among officer positions a secondary consideration.

Base salary for each executive officer is reviewed annually and is subject to adjustment consistent with individual performance. Other factors that influence the amount of adjustment to base salaries are the budget made available company-wide for base pay increases, and the need for market equity adjustments referenced in the Compensation Philosophies and Objectives section.

Annual Incentive Award

For the 2021 fiscal year period, each of our executive officers was eligible to receive cash bonuses at the discretion of the Board.  In February 2022, the CEO was paid a bonus of $5,000,000. The Chief Operating Officer, Chief Financial Officer and Chief Scientific Officer each received bonuses of $200,000. The bonuses were to reward for the Company’s strong annual profitability relative to peer companies and significant growth in share value.  The CEO bonus was greater than that of the other executive officers to recognize the higher level of accountability held by the CEO for the performance of the Company.  The Compensation committee considered benchmark studies indicating that the CEO bonus was necessary to maintain market competitiveness of pay. Based on the strong financial performance and growth in shareholder value, the Compensation committee determined the $5,000,000 bonus was reasonable and appropriate, and it positions the CEO’s compensation near or in the top quartile of the peer group and industry pay data. This approach is consistent with the Company’s pay for performance philosophy by placing a significant portion of variable pay tied directly to performance and shareholder value.

Long-Term Incentive Compensation

The Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan (the “Plan”) was amended and restated in 2020. The Plan enables the Company to attract and retain future leadership talent and reward executives and other selected officers for growing the value of the Company. Equity grants during the 2019, 2020, and 2021 fiscal year periods were made in the form of time-based Restricted Share Units (“RSUs”).

These RSU grants provide the recipient the right to receive a full-value share of our common stock for each unit granted, upon satisfaction of the conditions set forth under the grant agreement. This form of equity award was chosen by the Board for several reasons, including favorable accounting treatment under ASC 718, use of fewer shares relative to comparable value of stock options, and retention of awarded shares by the executive when coupled with the share ownership and retention policy. Under the terms of the award agreements these RSUs are subject to a four-year service vesting requirement, with 1/4th of the total RSUs subject to the award vesting 12 months after the vesting commencement date, and 1/16th of the total RSUs subject to the award vesting at the end of every three-month period thereafter, subject to continued service of the executive with us on the vesting date.

Personal Benefits, Perquisites, and Supplemental Retirement Benefits

The Board provides a reasonable level of personal benefits, perquisites, and supplemental retirement benefits to the named executive officers to support the business interests of the Company, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. There are no supplemental retirement benefits provided to any named executive officer.

Potential Payments upon Termination or Change-In-Control

Severance Obligations

We have entered into severance agreements with each of our named executive officers. These severance agreements provide that, subject to an executive officer’s execution and absence of revocation of a release in favor of us, the executive officer is entitled to one year of continuation of his or her then-current annual base salary following a termination of such executive officer’s employment with us for any reason within one year after a change in control of our Company. In general, the severance agreements provide that a change of control will occur if: any person or group of persons becomes the beneficial owner of more than 50% of the combined voting power of our Company (except for a transaction in which the beneficial owners of voting securities of our Company before the transaction continue to hold, directly or indirectly, the same proportions of voting securities in our Company after the transaction); the individuals who comprise our Board (or such other individuals as may be approved by a vote of at least two-thirds of our Board) cease to comprise at least a majority of our Board in any 12-month period; our Company merges or consolidates with another entity (except for a merger or consolidation effected to implement a recapitalization or similar transaction), which would result in the voting securities of entity outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our company or the surviving entity outstanding immediately after such merger or consolidation; or our Company liquidates or dissolves or sells or otherwise disposes of substantially all of its assets; in each case subject to certain specified exceptions.

Severance Tax Matters

All payments made and benefits available to each executive officer in connection with his or her employment agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended, (the “Code”) in accordance with the terms of his or her employment agreement. Should any portion of a named executive officer’s severance or other benefits constitute a “parachute payment” under Section 280G of the Code, and therefore become subject to an excise tax under Section 4999 of the Code, then such named executive officer shall be paid the full amount of severance under the severance agreement on the first business day after the date that is six (6) months following the named executive officer’s termination of employment (or upon the named executive officer’s death, if earlier).

Interrelationship Between Compensation Elements

Other important interrelationships between elements of total compensation are:

•

The annual cash incentive plan and the equity based long-term incentive compensation plan reflect a balance of reward for annual profitability, sustained long-term financial performance, and growth in share value.

•

The policy of requiring retention of any net shares delivered through the long-term incentive compensation plan for at least a one-year period strengthens the alignment of executives with shareholders.

•

The value of stock awards collectively represents wealth accumulation that will be monitored to assure delivery of reasonable, fair, and competitive compensation that is aligned with the stated executive compensation philosophies.

•

Payments or benefits triggered by death, disability, termination without cause, or change-in-control share a common purpose of providing a reasonable and fair level of protection against loss of income or benefits in connection with events over which the executive has no control.

Executive Compensation Decisions for 2021

Direct Compensation Mix and Market Alignment

Executive compensation is based upon pay for performance, with both annual and long-term incentives.  Target total direct compensation is designed so that a significant portion of compensation varies based on the performance of the Company.  The mix of award opportunity granted each year reflects a balance of short-term financial performance and long-term sustained share value growth. The amount at risk for the CEO is greater than the amount at risk for all other named executive officers in recognition of the higher level of accountability held by the CEO for the performance of the Company.

The table below is a summary of Company financial performance, which is a factor considered by the Compensation committee in making compensation decisions.

Fiscal Year	Stock Price at 12/31	Shareholder Return (TSR)	Basic EPS
2019	$12.90	307%	-$0.02
2020	$52.10	304%	$9.44
2021	$100.59	93%	$17.25

Base Salary

Generally, annual increases to base salary for each NEO, are determined based upon the NEO’s current salary relative to the market data and peer group, individual performance, and the Company’s expectations for overall wage expense increases.  Larger salary increases may occur when promotions or additional accountabilities create additional value for a specific position or benchmark studies indicate that an adjustment is necessary to maintain market competitiveness.

Effective March 16, 2021, the Board approved new base salaries for the CEO, Chief Operating Officer, Chief Financial Officer and Chief Scientific Officer of $750,000, $600,000, $500,000 and $500,000, respectively. The base salary increases over the prior year were made to better align the compensation with the peer group and industry data sources. The base salary increases were determined pursuant to the process outlined above.

Annual Incentive Pay Plan

For the 2021 fiscal year period, each of our executive officers was eligible to receive cash bonuses at the discretion of the Board.  In February 2022, the CEO was paid a bonus of $5,000,000.  The Chief Operating Officer, Chief Financial Officer and Chief Scientific Officer each received bonuses of $200,000. The bonuses were to reward these officers for strong annual profitability relative to its peers and significant growth in share value.  The CEO bonus is greater than the other executive officers to recognize the higher level of accountability held by the CEO for the performance of the Company.

Equity Awards

Equity grants were made under the Plan, which was amended and restated in 2020.  During the 2021 fiscal year period, the Chief Scientific Officer was awarded equity awards made in the form of Time-based RSUs. In determining a reasonable level of long-term incentive compensation to be granted, the Compensation committee considered current total direct compensation relative to the market data and peer group.

Impact of Accounting and Tax Treatments of Compensation

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Compensation committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

The Company does not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by the Company.

Compensation Committee Report

The Compensation committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Fulgent Genetics, Inc. Compensation Committee

Linda Marsh, Chairperson
John Bolger
Yun Yen M.D., Ph.D., F.A.C.P.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonuses ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)
Ming Hsieh	2021	664,303	5,000,000	—		—	5,664,303
President and Chief Executive Officer	2020	240,000	8,000	—		—	248,000
	2019	240,000	—	—		—	240,000

Paul Kim	2021	424,878	200,000	—		45,104	669,982
Chief Financial Officer	2020	210,000	8,000	1,136,800	(3)	35,656	1,390,456
	2019	210,000	—	581,800	(4)	31,681	823,481

Han Lin Gao	2021	427,262	200,000	269,570	(5)	3,275	900,107
Chief Scientific Officer and Laboratory Director	2020	210,000	8,000	—		5,513	223,513
	2019	210,000	—	113,400	(6)	6,300	329,700

Jian Xie	2021	495,920	200,000	—		8,700	704,620
Chief Operating Officer	2020	210,000	8,000	5,684,000	(7)	6,540	5,908,540
	2019	205,397	—	657,400	(8)	6,162	868,959

Summary Compensation Table Footnotes:

(1)

Calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 to reflect the grant date fair value for stock awards for fiscal years 2021, 2020, and 2019. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(2)

Amounts consist of our matching contributions under our 401(k)-retirement savings plan for Dr. Gao and Mr. Xie. For Mr. Kim, the amounts reflect $4,450 and $2,603 in matching contributions under our 401(k)-retirement savings plan in 2021 and 2020, respectively, and $40,654, $33,053 and $31,681 for the rent and other costs paid by us for an apartment located near our corporate headquarters that was used by Mr. Kim in 2021, 2020 and 2019, respectively.

(3)

Represents restricted stock unit awards relating to 40,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after the vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Kim's continued service for us on each vesting date.

(4)

Represents restricted stock unit awards relating to 20,000 shares granted on February 27, 2019 (vesting commencement date of March 1, 2019), 15,000 shares granted on August 1, 2019 (vesting commencement date of August 15, 2019), and 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Kim's continued service for us on each vesting date.

(5)

Represents a restricted stock unit award relating to 3,500 shares of our common stock granted on April 30, 2021 (vesting commencement date of April 30, 2021). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after the vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Dr. Gao's continued service for us on each vesting date.

(6)

Represents a restricted stock unit award relating to 15,000 shares of our common stock granted on August 1, 2019 (vesting commencement date of August 15, 2019). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after the vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Dr. Gao's continued service for us on each vesting date.

(7)

Represents restricted stock unit awards relating to 200,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Xie's continued service for us on each vesting date.

(8)

Represents restricted stock unit awards relating to 20,000 shares granted on February 27, 2019 (vesting commencement date of February 27, 2019), 25,000 shares granted on August 1, 2019 (vesting commencement date of August 1, 2019), and 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Xie's continued service for us on each vesting date.

Narrative Explanation to the Summary Compensation Table

Named Executive Officers are eligible to receive annual incentive bonuses that provide a cash award tied to Company performance. The value of any awards paid with respect to the applicable fiscal year is disclosed in column (d) of the summary compensation table. Refer to the Compensation Discussion and Analysis for a more complete explanation of the plan.

The stock awards reported in column (e) of the Summary Compensation Table represent the grant date value of RSUs granted to Named Executive Officers during the fiscal year. Refer to the “Compensation Discussion and Analysis” section for a description of these equity grants and the associated vesting conditions.

The Named Executive Officers are participants in the Fulgent 401(k) Plan. The employer contribution amounts for the fiscal year period for each named executive officer are included in column (f) and reported under footnote number 3 of the Summary Compensation Table. Employer contributions under the 401(k) Plan are structured as a percent of base salary up to statutory compensation limits and include Safe Harbor contributions, applied on a non-discriminatory basis for all 401(k) Plan participants.

2021 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2021 to each of our executive officers named in the Summary Compensation Table.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Ming Hsieh	—	—	—	—	—	—	—	—	—	—	—
Paul Kim	—	—	—	—	—	—	—	—	—	—	—
Han Lin Gao	4/30/2021	—	—	—	—	—	—	3,500	—	—	269,570
Jian Xie	—	—	—	—	—	—	—	—	—	—	—

Narrative Explanation to the Grants of Plan Based Award Table

The grant date for all equity awards is the day the award is approved by Compensation committee, unless otherwise determined by the Compensation committee. The date of grants to Han Lin Gao for fiscal year 2021 was April 30, 2021. The Compensation committee approved these equity grants and the related terms and conditions on April 30, 2021. Equity grants were delivered in the form of RSUs as provided for under the Plan, which was amended and restated in 2020.

Refer to the “Compensation Discussion and Analysis” section for a description of conditions attached to RSU grants made during the fiscal year. All earned RSUs and dividend equivalent units are paid in the form of Fulgent Genetics, Inc. common shares at the end of the vesting period.

Outstanding Equity Awards at December 31, 2021

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ming Hsieh	—	—	—	—	—	—		—		—	—

Paul Kim	—	—	—	—	—	60,313	(1)	6,066,884	(4)	—	—

Han Lin Gao	—	—	—	—	—	10,063	(2)	1,012,237	(4)	—	—

Jian Xie	—	—	—	—	—	174,688	(3)	17,571,865	(4)	—	—
(1)

Represents restricted stock unit awards relating to 20,000 shares granted on February 27, 2019 (vesting commencement date of March 1, 2019), 15,000 shares granted on August 1, 2019 (vesting commencement date of August 15, 2019), 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019), and 40,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Kim's continued service for us on each vesting date.

(2)

Represents a restricted stock unit award relating to 15,000 shares of our common stock granted on August 1, 2019 (vesting commencement date of August 15, 2019) and 3,500 shares of our common stock granted on April 30, 2021 (vesting commencement date of April 30, 2021). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Dr. Gao's continued service for us on each vesting date.

(3)

Represents restricted stock unit awards relating to 20,000 shares granted on February 27, 2019 (vesting commencement date of February 27, 2019), 25,000 shares granted on August 1, 2019 (vesting commencement date of August 1, 2019), 40,000 shares granted on November 1, 2019 (vesting commencement date of November 15, 2019), and 200,000 shares granted on August 3, 2020 (vesting commencement date of August 3, 2020). The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each vesting commencement date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Xie's continued service for us on each vesting date.

(4)	The market value was determined by multiplying the unvested shares of common stock subject to the stock award by $100.59, the closing price of our common stock on December 31, 2021.

Option Exercises and Stock Vested in 2021

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Ming Hsieh	—	—	—	—
Paul Kim	—	—	31,250	3,111,646
Han Lin Gao	—	—	3,750	392,933
Jian Xie	—	—	83,750	8,248,799

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2021 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Bolger(4)	58,000	147,280	—	—	—	—	205,280
Yun Yen(5)	53,500	—	368,200	—	—	—	421,700
Linda Marsh(6)	55,500	147,280	—	—	—	—	202,780

(1)

Ming Hsieh, Chair of our Board and our President and Chief Executive Officer, is not included in this table because he is an employee of our Company and thus receives no additional compensation for his services as a director. The compensation received by Mr. Hsieh as an employee of our Company is described under “Executive Compensation” above.

(2)

Calculated in accordance with FASB ASC Topic 718 to reflect the grant date fair value for stock awards for fiscal years 2021, 2020, and 2019. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(3)

Calculated in accordance with FASB ASC Topic 718 to reflect the grant date fair value for option awards for fiscal years 2021, 2020, and 2019. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(4)

As of December 31, 2021, Mr. Bolger held the following outstanding equity awards: (i) a stock option award granted May 18, 2018 to purchase 938 shares of our common stock at an exercise price of $3.925; (ii) a stock option award granted May 30, 2019 to purchase 2,188 shares of our common stock at an exercise price of $5.8098; (iii) a stock option award granted on May 27, 2020 to purchase 3,438 shares of our common stock at an exercise price of $15.82; and (iv) a restricted stock unit award granted on May 20, 2021 representing the right to receive 2,000 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

(5)

As of December 31, 2021, Dr. Yen held a stock option award granted on May 20, 2021 to purchase 5,000 shares of our common stock at an exercise price of $73.64. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

(6)

As of December 31, 2021, Ms. Marsh held the following outstanding equity awards: (i) a stock option award granted on August 1, 2019 to purchase 20,000 shares of our common stock at an exercise price of $7.56; (ii) a stock option award granted on May 27, 2020 to purchase 5,000 shares of our common stock at an exercise price of $15.82; and (iii) a restricted stock unit award granted on May 20, 2021 representing the right to receive 2,000 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board.

Non-Employee Director Compensation Program

Our Board has established a compensation program for our directors who are not employees of our Company, which consists of cash and equity compensation as set forth below. Mr. Hsieh, who serves as our President, Chief Executive Officer and Chair of our

Board, does not receive any additional compensation for his service as a director. We expect to continue to evaluate our compensation policies with respect to our non-employee directors.

Cash Compensation

All of our non-employee directors receive reimbursement for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings, as well as the following annual cash retainer fees for their service as directors, chairs of the committees of our Board and members of the committees of our Board:

Fee Amount ($)(1)
Annual Board Retainer Fee:
All non-employee directors	35,000
Annual Committee Chair Retainer Fees:(2)
Audit committee chair	15,000
Compensation committee chair	10,000
Nominating committee chair	6,000
Annual Committee Member Retainer Fees:(2)
Audit committee member	7,500
Compensation committee member	5,000
Nominating committee member	3,000

(1)	Directors, committee chairs and committee members receive pro-rated amounts of all annual retainer fees for any partial year of service.
(2)	Committee chair and member retainer fees are in addition to the annual Board retainer fee.

Equity Compensation

Subject to certain exceptions, each non-employee director who is initially appointed or elected to our Board is eligible to receive, on the date he or she first becomes a non-employee director, initial equity compensation of, at his or her election, a stock option award to acquire up to 20,000 shares of our common stock, a restricted stock unit award representing the right to receive 8,000 shares of our common stock or a combination of stock option and restricted stock unit awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

In addition, each continuing non-employee director will be eligible to receive, on the date of each annual meeting of our stockholders, including the Annual Meeting, annual equity compensation of, at his or her election, a stock option award to acquire up to 5,000 shares of our common stock, a restricted stock unit award representing the right to receive 2,000 shares of our common stock or a combination of stock option and restricted stock unit awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

All equity awards granted to our non-employee directors pursuant to our non-employee director compensation program will be granted under the Fulgent Genetics, Inc. Amended and Restated 2016 Omnibus Incentive Plan (the “2016 Plan”) (or any successor to such plan) and will vest as follows: 1/4th of the total shares subject to the award will vest 12 months after the grant date and 1/16th of the total shares subject to the award will vest at the end of every three-month period thereafter, subject to the director’s continued service for us on each vesting date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021.

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (3)
Equity compensation plans approved by security holders (4)	1,835,179	$3.42	2,044,402
Equity compensation plans not approved by security holders	—	—	—
Total	1,835,179	$3.42	2,044,402

(1)	Of these shares, 215,919 were subject to stock options outstanding under the 2016 Plan, and 1,619,260 were subject to RSUs outstanding under the 2016 Plan.
(2)	This weighted-average exercise price is calculated based solely on outstanding stock options.
(3)	Represents 2,044,402 shares that remained available for future issuance under the 2016 Plan.
(4)	These plans consist of the 2016 Plan.

Summary Description of the Company’s Non-Stockholder Approved Equity Compensation Plans

We currently maintain or have in the past maintained the following equity compensation plans: the 2016 Plan, and our predecessor’s Fulgent Therapeutics LLC Amended and Restated 2015 Equity Incentive Plan (the “Predecessor Plan”).

2016 Plan

We adopted the 2016 Plan on September 16, 2016 in connection with our initial public offering and subsequently amended the 2016 Plan in 2018 and 2020 to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 2 million shares and 2.5 million shares, respectively. The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2016 Plan will be shares of our common stock. Incentive stock options may be granted only to our employees and employees of any parent or subsidiary corporation. All other awards may be granted to our employees, directors or consultants and to employees, directors or consultants of any affiliated entity, including Fulgent LLC.

Share Reserve. We have reserved for issuance pursuant to awards under the 2016 Plan 5,947,368 shares of our common stock plus 656,901 shares of our common stock that will be available for issuance solely pursuant to the converted Fulgent LLC awards discussed below. In general, shares subject to awards granted under the 2016 Plan that are not issued or that are returned to us, for example, because the award is forfeited, the shares are retained by us in satisfaction of amounts owed with respect to an award or the shares are surrendered in payment of an exercise or purchase price or tax withholding, will again become available for awards under the 2016 Plan.

Administration. The Compensation committee or our Board will administer the 2016 Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the 2016 Plan and the award agreements. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

Stock Options. The 2016 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code and non-qualified stock options. The exercise price of all options granted under the 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 5,947,368 shares of our common stock may be issued pursuant to incentive stock options granted under the 2016

Plan. After the continuous service of an option recipient terminates, the recipient’s options may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Predecessor Plan

Historically, our predecessor, Fulgent LLC, granted to its employees and other service providers unit options, restricted share units and profits interest awards under the Predecessor Plan. The purpose of the Predecessor Plan was to offer selected persons a proprietary interest in Fulgent LLC. In connection with our initial public offering in September 2016, we completed a reorganization transaction in which Fulgent LLC became our wholly owned subsidiary and all then-outstanding equity interests in Fulgent LLC were equitably adjusted and converted into equivalent equity interests in our Company (the “Reorganization”). As a result, upon completion of the Reorganization, (i) all options to acquire units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into option awards to acquire shares of our common stock that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC unit options were canceled; (ii) all restricted share units relating to units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into restricted stock unit awards relating to our common stock that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC restricted share units were canceled; and (iii) all profits interest awards relating to units of Fulgent LLC that had been granted under the Predecessor Plan and were outstanding immediately before completion of the Reorganization were converted into common stock awards that were granted under the 2016 Plan, and an individual’s rights with respect to the Fulgent LLC profits interest awards were canceled. Following completion of the Reorganization, no awards remain outstanding under the Predecessor Plan and no further awards have been or will be granted under this plan, and the Predecessor Plan has been terminated.

The following is a description of the material terms of the Predecessor Plan:

Units Subject to the Predecessor Plan.  Before its termination, there were 15,300,000 common units of Fulgent LLC authorized for issuance under the Predecessor Plan. Before completion of the Reorganization, there were 4,493,000 common units of Fulgent LLC subject to outstanding options, 500,000 common units of Fulgent LLC subject to outstanding restricted share units and 10,000,000 outstanding common units of Fulgent LLC that constituted profits interests. Upon completion of the Reorganization, these options became options to acquire 591,112 shares of our common stock, these restricted share units became restricted stock units relating to 65,789 shares of our common stock, and these common units that constituted profits interests became 3,730,953 shares of our common stock.

Description of Awards.  Options represent a right to purchase common units of Fulgent LLC. The term of each option is 10 years from the grant date of the option. Restricted share units are notional units that represent an unfunded and unsecured right to receive common units of Fulgent LLC. Profits interest awards are a type of equity award containing a participation threshold that entitles the recipient of the award to participate in the value of Fulgent LLC only to the extent it appreciates from and after the grant date of the award. Vesting schedules vary from award to award, but, generally, 1/4th of the total Fulgent LLC common units subject to options and restricted share units vest one year after the grant date and 1/16th of the total Fulgent LLC common units subject to options and restricted share units vest at the end of every three-month period thereafter, and profits interest awards generally vest on the grant date. Options were not exercisable, whether or not vested, until the earlier of a liquidity event or incorporation, each as defined in the Predecessor Plan. An incorporation was deemed to have occurred upon completion of the Reorganization, at which time the options became immediately exercisable, to the extent vested. Restricted share units are settled no later than 30 days following the applicable vesting date. The Predecessor Plan provides for adjustments to the number and kind of units subject to grants made under the Predecessor Plan and the number and kind of units covered by an award in the event of a reorganization, recapitalization, merger or other changes in Fulgent LLC’s common units. The Predecessor Plan was set to expire pursuant to its terms on October 15, 2025. However, the manager of Fulgent LLC was authorized to amend, suspend or terminate the Predecessor Plan under certain circumstances, and no grants may be made after any such termination.

REPORT OF AUDIT COMMITTEE

The Audit committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes.  This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is publicly available in the “Corporate Governance” tab in the “Investor Relations” section of our website at www.fulgentgenetics.com.  This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval.  The Audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP.  In fulfilling its responsibilities for the financial statements for fiscal year 2021, the Audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and
•

Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit committee and the Audit committee further discussed with Deloitte & Touche LLP their independence.  The Audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the Audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Members of the Fulgent Genetics, Inc.’s Audit committee

John Bolger, Chairperson

Yun Yen, M.D., Ph.D., F.A.C.P.

Linda Marsh

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee Charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit committee.  Any request for such a transaction must first be presented to our Audit committee for review, consideration and approval.  In approving or rejecting any such proposal, our Audit committee is to consider all available information deemed relevant by the Audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Party Transactions

In addition to compensation arrangements with executive officers and directors, which are described under “Executive Compensation” and “Director Compensation” above, described below are transactions and series of transactions since January 1, 2019 or that are currently proposed to which we were or will be a participant and in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at fiscal year-end for our last two completed fiscal years, and (ii) any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our equity, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers, which provide these individuals with indemnification in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts, actually and reasonably incurred by such director and officer in any action or proceeding arising out of his or her service to us or any of our subsidiaries or any other company or enterprise to which the individual provides services at our request. Subject to certain limitations, these indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Additional Related Party Transactions

Linda Marsh, who is a member of the Company’s Board of Directors, is currently the Senior Executive Vice President of AHMC Healthcare Inc. (“AHMC”). The Company performs genetic testing and other testing services, on an arms-length basis, for AHMC, and the Company recognized $3.4 million and $3.1 million in revenue in the years ended December 31, 2021 and 2020, respectively. The Company did not recognize any revenue from AHMC in the year ended December 31, 2019. As of December 31, 2021 and 2020, $556,000 and $1.8 million was owed to the Company by AHMC, respectively, which is included in trade accounts receivable, net, in the corresponding Consolidated Balance Sheets for these periods, in connection with this relationship.

The Spouse of the Company’s founder, Chief Executive Officer and Chairperson of the Company’s Board of Directors, Ming Hsieh, is the owner of JEM Enterprise (“JEM”). In the year ended December 31, 2020, the Company purchased $200,000 of office furniture and supplies from JEM. The Company believes $200,000 was a fair market price for the furniture purchased. As of December 31, 2021 and 2020, zero was owed to JEM by the Company in connection with this relationship.

The Chief Executive Officer and Chairperson of the Company’s Board of Directors, Ming Hsieh, is the owner of PTJ Associates Inc. (“PTJ”). PTJ provides flight services to the Company on an arms-length basis. In the years ended December 31, 2021 and 2020, the Company incurred $142,000 and $343,000, respectively, in expenses for flights between California and Texas to transport employees and supplies. The Company did not incur such expense in the year ended December 31, 2019. As of December 31, 2021 and 2020, $0 and $94,000, respectively, was owed to PTJ by the Company, which is included in accounts payable in the corresponding Consolidated Balance Sheets for these periods, in connection with this relationship.

The Company and Fulgent Pharma LLC, the Company’s former subsidiary, are party to shared services arrangements where research and development and administrative services and office space and equipment are provided between the companies, on an arms-length basis. Ming Hsieh is the Manager and a member of Fulgent Pharma LLC. In the years ended December 31, 2021 and 2020, the research development service rendered by Fulgent Pharma LLC was $330,000 and $427,000, respectively, and costs allocated to Fulgent Pharma, LLC were $27,000 and $52,000, respectively. Costs allocated to Fulgent Pharma LLC were not significant in the year ended December 31, 2019. As of December 31, 2021 and 2020, $679,000 and $409,000, respectively, was owed to Fulgent Pharma LLC by the Company, which is recorded in other receivable in other current assets in the corresponding Consolidated Balance Sheets for these periods, in connection with these relationships.

Tiffany Hsieh, the daughter of our Chief Executive Officer and Chairperson of the Board, Ming Hsieh, works for the Company as an Interaction Designer in the marketing department, beginning as of December 2020. In connection with her employment with the Company, she received a grant 3,000 and 10,000 restricted stock units in the years ended 2021 and 2020, respectively. Prior to her employment with the Company, Ms. Hsieh served as a consultant for the Company. In connection with her consulting services, she received a grant 4,000 restricted stock units for the year ended December 31, 2020.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors, upon recommendation of our Nominating committee, nominated Ming Hsieh, John Bolger, Yun Yen, M.D., F.A.C.P. and Linda Marsh for election at the 2022 Annual Meeting.  If they are elected, they will serve on our Board of Directors until the 2023 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Each of the nominees is currently a director of our Company and each was elected or re-elected by our stockholders at our 2021 Annual Meeting of Stockholders. Upon his her or her re-election at the 2022 Annual Meeting, each director will serve a one‑year term until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. During the course of a term, the Board may appoint a new director to fill any vacant seat. In that event, the newly appointed director would complete the term of the director he or she replaced or, if appointed to fill a vacancy caused by an increase to the size of the Board, serve until the next annual meeting of our stockholders. Each person nominated for election at the 2022 Annual Meeting has agreed to serve if elected, and we have no reason to believe any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board or, if no nominee is proposed by the Board, a vacancy will occur.

We encourage, but do not require, our directors to attend meetings of our stockholders. None of our directors attended our 2021 Annual Meeting of stockholders, and none of our directors are expected to attend the 2022 Annual Meeting.

A plurality of the shares voted for each nominee at the 2022 Annual Meeting is required to elect each nominee as a director.

Our board of directors Recommends The Election Of MING HSIEH, JOHN BOLGER, YUN YEN, M.D., F.A.C.P., AND LINDA MARSH As Directors, And Proxies Solicited By Our board of directors Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit committee has appointed Deloitte & Touche LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 21, 2022.  Deloitte & Touche LLP has audited our financial statements for the eight annual periods ending December 31, 2021. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions. Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, we are submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of the appointment of Deloitte & Touche LLP, the Audit committee of the Board will consider whether to retain the firm. Even if our stockholders ratify the appointment of Deloitte & Touche LLP, the Audit committee of the Board may choose to appoint a different independent registered public accounting firm at any time during the year if the committee determines that such a change would, in its judgment, be in the best interests of our Company and our stockholders.

In deciding to appoint Deloitte & Touche LLP, the Audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2022.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2021, and December 31, 2020, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	Year Ended December 31,
	2021	2020
Audit Fees(1)	$2,451,512	$1,148,562
Audit-Related Fees(2)	—	—
Tax Fees(3)	162,105	159,744
All Other Fees(4)	1,895	1,895
Total	$2,615,512	$1,310,201
(1)

Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and effectiveness of internal control over financial reporting, review of our interim condensed consolidated financial statements included in our quarterly reports, professional services rendered in connection with our filing of various registration statements (such as registration statements on Form S-3 and Form S-8, including related comfort letters) and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported as audit fees. Deloitte & Touche LLP rendered no such services for us in 2021 or 2020.

(3)

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. In 2021 and 2020, these services consisted of assistance regarding federal, state and international tax compliance, and federal, state and international tax planning.

(4)

All other fees consist of fees billed for products and services other than the services described in notes (1), (2), and (3) above. In 2021 and 2020, this fee consisted of fees for accounting research literature.

The percentage of services set forth above in the categories audit related fees, tax fees, and all other fees, that were approved by the Audit committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 0%.

Policy on Audit committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. As a matter of policy, all audit, internal control-related and permitted non‑audit services, as well as the fees and terms of such services that are provided by our independent registered public accounting firm, except for non-audit services within the “de minimis” provisions of applicable SEC rules, are pre-approved by the Audit committee of the Board.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit committee for approval.

1.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.

Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.

Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit committee pre-approves these services by category of service.  The fees are budgeted and the Audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval.  In those instances, the Audit committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit committee may delegate pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Our board of directors Recommends A Vote To Ratify The Appointment Of deloitte & touche LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 3 ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking advisory stockholder approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.  This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation programs of the Company as disclosed pursuant to Item 402 of Regulation S-K of the SEC in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure of the Proxy Statement for the 2022 Annual Meeting.

Because your vote is advisory, it will not be binding on our Compensation committee or our Board of Directors. However, the Compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2023 Annual Meeting of the Stockholders.

The Compensation committee has determined that the compensation structure for the named executive officers is effective, reasonable, and not excessive. Stockholders are encouraged to read the section of this Proxy Statement captioned “Compensation,” including the related tabular disclosure regarding named executive officer compensation and the subsection entitled “Compensation Discussion and Analysis”.

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the 2022 Annual Meeting is required to adopt, on an advisory basis, this resolution.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO ADOPT THE ABOVE PROPOSED RESOLUTION, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such ADOPTION Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 4 ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 4)

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Notice Item 3) should occur every year, every two years or every three years.  Because your vote is advisory, it will not be binding on our Compensation committee or our Board of Directors.  However, the Compensation committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

The Compensation committee, Board of Directors and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of an annual advisory vote on the compensation of our named executive officers. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board under our previously established policy on communications with our Board of Directors. An annual advisory vote will give the Board, the Compensation committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our Board of Directors’ recommendation.  The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders.  However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

Our board of directors Recommends A Vote To Approve, on an advisory basis, the Frequency of Holding a Vote on the Compensation of our named executive officers Every Year, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such Frequency Unless A Stockholder Indicates Otherwise On The Proxy Card.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, officers (including our principal executive, financial and accounting officers and controller or persons performing similar functions), agents and representatives (including our directors and consultants). Additionally, we have adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer and other senior financial officers who have been designated by our Chief Executive Officer. Our code of business conduct and ethics and supplemental code of ethics for senior financial officers establish written standards for ethical conduct and are designed in accordance with applicable SEC rules.

The text of the code of conduct and ethics is posted on our website at www.fulgentgenetics.com.  Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market. We expect that any amendments to or waivers from certain provisions of our code of business conduct and ethics or supplemental code of ethics for senior financial officers applicable to any principal executive, financial or accounting officer or controller or persons performing similar functions will be disclosed on our website to the extent required by applicable Nasdaq or SEC rules.

OTHER MATTERS

Our Board of Directors knows of no other business which will be presented to the Annual Meeting.  If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2022 Annual Meeting of Stockholders, the written notice must be delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials (or, in the absence of proxy materials, its notice of meeting) for the previous year’s annual meeting of stockholders. To be considered for presentation at the 2022 Annual Meeting, although not included in the proxy statement, the written notice must be delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices not less than 90 days prior to the date of the 2022 Annual Meeting. Proposals that are not received in a timely manner will not be voted on at the 2022 Annual Meeting.  If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.  All stockholder proposals should be marked for the attention of:

President and Chief Executive Officer, Fulgent Genetics, Inc., 4978 Santa Anita Avenue

Temple City, California

March 29, 2022

Fulgent vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 9:00am, (Pacific Time), on May 18, 2022. Online Go to www.envisionreports.com/FLGT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FLGT 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3 and for every 1 YEAR on Proposal 4. 01 Election of Directors: 01 - Ming Hsieh 04 - Linda Marsh For Withhold For Withhold For Withhold02 - John Bolger03 - Yun Yen 2To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For Against Abstain 3.To approve, on an advisory basis, compensation awarded to named executive officers (Say-on-Pay) For Against 4. To approve, on an advisory basis, the frequency of holding an advisory vote of the compensation awarded to named executive officers (Say-on-Frequency) Abstain1 Year 2 Year 3 Year Against B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Fulgent Genetics, Inc. 2022 Annual Meeting of Stockholders Wednesday, May 18, 2022, 9:00am local time 4401 Santa Anita Ave., Suite 214 El Monte, CA 91731 Upon arrival, please present this admission ticket and photo identification at the registration desk. The 2022 Annual Meeting of Stockholders of Fulgent Genetics, Inc. will be held on May 18, 2022 at 9:00am local time. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/FLGT  Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FLGT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Fulgent Genetics, Inc. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2022 Ming Hsieh and Paul Kim, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Fulgent Genetics, Inc. to be held on May 18, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all the director nominees to the Board of Directors, FOR item 2 (Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022), FOR Item 3 (Compensation awarded to named executive officers), and FOR ONE YEAR with respect to Item 4 (Frequency of holding an advisory vote of the compensation awarded to named executive officers). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.